PROJECT IMPACTS (1984–PRESENT) 514 PROJECTS“ We strongly support the HIT’s strategy of converting union pension fund capital into union construction jobs. We want the HIT to grow stronger and stronger, because, as it grows, so does the labor movement.” Lonnie Stephenson, International President, IBEW $29.4B total economic benefits $11.6B personal income including wages and benefits, with $5.8 billion for construction workers $3.6B tax revenues ($1.2 billion state/local and $2.4 billion federal) 169.2M hours of on-site union construction work created 181K total jobs generated across communities 110K housing and healthcare units nationwide, with 66% affordable In 2017 dollars. Includes projects financed by Building America CDE, a controlled affiliate. Economic impacts such as jobs, personal income, and tax estimates are derived from an IMPLAN model. Data current as of March 31, 2019.

HIT: CREATING WORK FOR THE IBEW ESTIMATED WORK HOURS ON HIT PROJECTS Trade Type Since Inception 1984–Present Last 10 Years IBEW Work Hours 25.4 million 9.0 million Total Work Hours 169.2 million 59.8 million Source: Pinnacle Economics, Inc., and HIT. Figures provided by Pinnacle are estimates calculated using an IMPLAN input-output model based on HIT project data. Projects include those with financing by HIT’s subsidiary, Building America. Data current as of March 31, 2019. Investors should consider the HIT’s investment objectives, risks, and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at (202) 331-8055 or by viewing the HIT’s website at www.aflcio-hit.com.